UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2014

ANTERO RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36120	80-0162034
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1625 17th Street
Denver, Colorado 80202
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 357-7310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02              Results of Operations and Financial Condition.

On February 4, 2014, Antero Resources Corporation (the “Company”) issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein, announcing the Company’s total proved, probable and possible reserves as of December 31, 2013.  As described below, the Company’s proved, probable and possible reserves were audited by the Company’s independent reserve engineers.

The information in this Current Report, including Exhibit 99.1, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act unless specifically identified therein as being incorporated therein by reference.

Item 8.01              Other Events.

As a supplement to the information in the press release described in Item 2.02, the Company is filing herewith as Exhibits 99.2 and 99.3 the reports of DeGolyer and MacNaughton, the Company’s independent reserve engineers, with respect to the audits of the Company’s proved, probable and possible reserves as of December 31, 2013.

Item 9.01                           Financial Statements and Exhibits.

(d)   Exhibits.

EXHIBIT	DESCRIPTION

23.1	Consent of DeGolyer and MacNaughton.

99.1	Antero Resources Corporation press release dated February 4, 2014.

99.2	Report of DeGolyer and MacNaughton, dated as of January 15, 2014, for proved reserves as of December 31, 2013.

99.3	Report of DeGolyer and MacNaughton, dated as of January 31, 2014, for probable and possible reserves as of December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTERO RESOURCES CORPORATION

	By:	/s/ GLEN C. WARREN, JR.
Glen C. Warren, Jr.
President and Chief Financial Officer

Dated: February 7, 2014

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

23.1	Consent of DeGolyer and MacNaughton.

99.1	Antero Resources Corporation press release dated February 4, 2014.

99.2	Report of DeGolyer and MacNaughton, dated as of January 15, 2014, for proved reserves as of December 31, 2013.

99.3	Report of DeGolyer and MacNaughton, dated as of January 31, 2014, for probable and possible reserves as of December 31, 2013.